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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: June 17, 1997


                      AUTONOMOUS TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


        Florida                        0-28278                    59-2554729
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                 2800 Discovery Drive, Orlando, Florida  32826
       (Address of registrant's principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (407) 384-1600


      ___________________________________________________________________
         (Former name or former address, if changed since last report)
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                             ITEM 5:  OTHER EVENTS

     On June 17, 1997 the Company entered into agreements with accredited investors for the purchase of 3,000,000 shares of common stock at $3.00 per share. The Company's press release in the matter, dated June 17, 1997, entitled "Autonomous Technologies Announces $9 Million Private Placement Through Everen Securities" is attached as Exhibit 99.1.


                                    EXHIBITS

Exhibit Number    Exhibit Table
--------------    -------------

99.1 Press Release entitled "Autonomous Technologies Announces $9 Million Private Placement Through Everen Securities," dated June 17, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Autonomous Technologies Corporation


Date:  June 20, 1997                By:   /s/ Randy W. Frey
       -------------                   -----------------------------------
                                    Randy W. Frey, Chairman of the Board,
                                    President, and Chief Executive Officer

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                               INDEX TO EXHIBITS

                                                                  Sequentially
                                                                  ------------
Exhibit   Description                                             Numbered Page
-------   -----------                                             -------------

99.1      Press Release entitled "Autonomous Technologies
          Announces $9 Million Private Placement Through Everen
          Securities," dated June 17, 1997.


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